Second Quarter of Fiscal 2025

December 31, 2024

PROV NASDAQ LISTED

myprovident.com

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, inflation, a recession or slowed economic growth; changes in the interest rate environment, including the increases and decreases in the Board of Governors of the Federal Reserve Board (the "Federal Reserve") benchmark rate and the duration of such levels, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and the Federal Reserve monetary policy; the effects of any Federal government shutdown; credit risks of lending activities, including loan delinquencies, write-offs, changes in our ACL, and provision for credit losses; increased competitive pressures, including repricing and competitors' pricing initiatives, and their impact on our market position, loan, and deposit products; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; use of estimates in determining the fair value of assets, which may prove incorrect; disruptions or security breaches, or other adverse events, failures or interruptions in or attacks on our information technology systems or on our third-party vendors; the potential imposition of new tariffs or changes to existing trade policies that could affect economic activity or specific industry sectors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, civil unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.

Nasdaq GS:	PROV
Share Price:	$15.91
52-Week Range:	$12.01 - $16.70
Shares Outstanding:	6,705,691 shares
Market Capitalization:	$106.7 million
P/E (ttm):	16.93x
Diluted EPS (ttm):	$0.91
Annual Dividend & Yield:	$0.56 (3.52%)

As of December 31, 2024

Franchise Overview



San Bernardino
Ontario
Chino
Redlands
San Bernardino National Forest
Moreno Valley
Corona
Beaumont
Mission Viejo
Menifee
San Jacinto
Hemet
Murrieta
Temecula
San Clemente
Palomar Mountain
Oceanside
Vista
Carlsbad
Valley Center
Warner Springs
Borrego Springs
Anza
Morongo Valley
Yucca Valley
Sunfair
Twentynine Palms
Desert Hot Springs
Sky Valley
Palm Springs
Palm Desert
Indio
Coachella
Joshua Tree National Park
Wilderness Area
Old Dale
Eagle Mountain
Chiriaco Summit
Desert Center
North Shore
Desert Shores
Salton Sea
Salton City
Ocotillo Wells SVRA
Mundo
Niland
Estelle
Sablon
Rice
Vidal
Midland
Inca
Mesa Verde
Ripley
Palo Verde
Cibola
Paymaster Landing

Largest independent community bank headquartered in Riverside County, California

Expanding customer base and market

10th largest deposit market share in Riverside County; 2nd largest deposit market share of community banks

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Financial Performance

Developments (sequential quarter)

- ✓ Net Income decreased approximately 54%
- ✓ Pre-Provision, Pre-Tax Income decreased approximately 9%
- ✓ Net Interest Margin increased seven basis points to 2.91%
- ✓ Net Interest Income increased approximately 2%
- ✓ Non-Interest Income decreased approximately 6%
- ✓ Operating Expenses increased due to approximately $267,000 of non-recurring or intermittent expenses

Net Interest Income



Q2FY25
$8.8
Q1FY25
$8.6
Q4FY24
$8.5
Q3FY24
$8.6
Q2FY24
$8.8
Q1FY24
$9.1
In Millions
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0

Non-Interest Income



$1.5
$1.0
$0.5
In Millions
$0.8
$0.9
$0.8
$1.5
$0.9
$0.8
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Operating Expenses



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$6.9
$7.3
$7.2
$7.2
$7.5
$7.8
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Income


$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$3.0
$2.3
$2.2
$2.7
$2.0
$1.8
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

Pre-Tax Income


$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.5
$3.0
$2.1
$2.8
$2.7
$1.2
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

Quarterly Net Income


$3.0
$2.0
$1.0
$0.0
In Millions
$1.8
$2.1
$1.5
$2.0
$1.9
$0.9
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

Diluted Earnings Per Share


$0.50
$0.25
$0.00
$0.25
$0.31
$0.22
$0.28
$0.28
$0.13
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin



3.50%
3.00%
2.50%
2.00%
2.88%
2.78%
2.74%
2.74%
2.84%
2.91%
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Efficiency Ratio



90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
69.32%
76.11%
76.20%
72.30%
79.06%
81.15%
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Return on Average Assets



1.00%
0.50%
0.00%
0.54%
0.66%
0.47%
0.62%
0.61%
0.28%
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Return on Average Equity



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.40%
6.56%
4.57%
5.96%
5.78%
2.66%
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance increased slightly and the yield increased one basis point at December 31, 2024
- ✓ Total Deposits balance increased slightly and the cost decreased five basis points at December 31, 2024
- ✓ Total Borrowings balance decreased approximately 2% and the cost decreased 12 basis points at December 31, 2024

Loan to Investment Mix



In Millions
12/31/24
$1,054
$1,175
09/30/24
$1,049
$1,175
06/30/24
$1,053
$1,185
03/31/24
$1,066
$1,204
12/31/23
$1,076
$1,220
09/30/23
$1,072
$1,222
Quarter Ended
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Muti-Family
Single-Family
Commercial Real Estate
$600
$500
$400
$300
$200
$100
$0
In Millions
$522 $522 $517 $518 $524 $533
$457 $459 $457 $445 $436 $434
$88 $89 $83 $83 $81 $78
09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24

Portfolio Loan Originations and Purchases



$100
$80
$60
$40
$20
$0
In Millions
$19 $20 $18 $19 $29 $36
Q1FY24 Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/24	Interest Rate	Balance as of 12/31/23	Interest Rate
Single-Family	$ 533,140	4.60%	$ 521,944	4.32%
Multi-Family	433,724	5.48%	458,502	5.00%
Commercial Real Estate	77,984	6.72%	88,640	6.20%
Construction	1,480	11.00%	2,534	8.88%
Other	90	5.25%	102	5.25%
Commercial Business	4,371	9.67%	1,616	10.50%
Consumer	59	17.75%	68	18.50%
Total Loans Held for Investment	$ 1,050,848	5.15%	$ 1,073,406	4.79%
Advance Payments of Escrows	321		106	
Deferred Loan Costs, net	9,390		9,253	
Allowance for Credit Losses	(6,956)		(7,000)	
Total Loans Held for Investment, net	$ 1,053,603		$ 1,075,765	



Other
0%
Construction
0%
Consumer
0%
Commercial Real Estate
8%
Commercial Business
0%
Multi-Family
41%
Single-Family
51%

Loan Composition as of 12/31/24

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Deposits and Borrowings



$235
$243
$235
$239
$250
$246
$229
$254
$266
$274
$264
$275
$703
$658
$642
$614
$600
$593
In Millions
09/30/23
12/31/23
03/31/24
06/30/24
09/30/24
12/31/24
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 12/31/2024	Rate		At 12/31/2023	Rate
Checking Accounts - Non Interest-Bearing	$	85.399	- %	$	94.090	- %
Checking Accounts - Interest-Bearing		251.024	0.04%		275.396	0.04%
Savings Accounts		232.917	0.20%		256.578	0.14%
Money Market Accounts		23.527	0.29%		31.637	0.82%
Time Deposits		274.648	3.61%		254.339	3.76%
Total Deposits [1,2]	$	867.515	1.22%	$	911.980	1.13%
Brokered CDs Included in time deposits above	$	143.775	4.56%	$	122.700	5.26%

(1) Includes uninsured deposits of approximately $134.7 million and $140.3 million at December 31, 2024 and 2023, respectively.

(2) The average balance of deposit accounts was approximately $35 thousand and $34 thousand at December 31, 2024 and 2023, respectively.

Deposit Composition at 12/31/24



Money Market Accounts
3%
Savings Accounts
27%
Time Deposits
31%
Checking Accounts - Interest-Bearing
29%
Checking Accounts - Non Interest-Bearing
10%

Borrowings Maturity Schedule

Category (Dollars In Thousands)		At 12/31/2024	Rate		At 12/31/2023	Rate
Overnight	$	15.000	4.66%	$	-	-
Three Months or Less		40.000	3.98%		67.500	4.35%
Over Three to Six Months		22.500	4.17%		32.500	5.00%
Over Six to Twelve Months		59.000	5.05%		40.000	5.21%
Over One to Two Years		94.000	4.46%		67.500	4.14%
Over Two to Three Years		-	-		20.000	4.72%
Over Three to Four Years		15.000	4.41%		-	-
Over Four to Five Years		-	-		15.000	4.41%
Over Five Years		-	-		-	-
Total Borrowings [1]	$	245.500	4.51%	$	242.500	4.55%

(1) The Bank had approximately $246.2 million and $266.5 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $198.5 million and $183.0 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at December 31, 2024 and 2023, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio increased to 0.20% at December 31, 2024 from 0.17% at September 30, 2024 (sequential quarter)
- ✓ $586,000 Provision for Credit Losses in the quarter ended December 31, 2024
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Thousands
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24
Non-Performing Assets	$1,361	$1,750	$2,246	$2,596	$2,106	$2,530
NPA to Total Assets	0.10%	0.13%	0.17%	0.20%	0.17%	0.20%
ACL to LHI	0.72%	0.65%	0.67%	0.67%	0.61%	0.66%

Provision for (Recovery of) Credit Losses



$545
$(720)
$124
$(12)
$(697)
$586
$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
In Thousands
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Non-Performing Asset Composition 12/31/24



Other
0%
Construction
0%
Commercial Business
0%
Commercial Real Estate
0%
Multi-Family
0%
Real Estate Owned
0%
Single-Family
100%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
In Thousands
$7,679
$7,000
$7,108
$7,065
$6,329
$6,956
09/30/23
12/31/23
03/31/24
06/30/24
09/30/24
12/31/24

ACL Allocation as of 12/31/24



Commercial Real Estate 1%
Construction 1%
Commercial Business 0%
Multi-Family 8%
Consumer 0%
Other 0%
Single-Family 90%

Delinquent and Non-Performing Loans

	At December 31, 2024				At December 31, 2023			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	10	$ 2,530	1	$ 334	8	$ 1,750
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	10	$ 2,530	1	$ 334	8	$ 1,750

Net Charge-Offs (Recoveries)



$1
$0
($1)
($2)
($3)
In Thousands
$0
$0
$0
$0
$0
$0
Q1FY24
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars In Thousands)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 146,360	27%	$ 173,452	33%	$ 213,093	40%	$ 235	0%	$ 533,140	100%
Multi-Family	52,815	12%	252,507	58%	128,402	30%	-	0%	433,724	100%
Commercial Real Estate	13,496	17%	43,323	54%	22,165	29%	-	0%	78,984	100%
Construction	-	0%	1,480	100%	-	0%	-	0%	1,480	100%
Other	-	0%	90	100%	-	0%	-	0%	90	100%
Total	$ 212,671	20%	$ 470,852	45%	$ 363,660	35%	$ 235	0%	$ 1,047,418	100%

(1) Comprised of Riverside and San Bernardino counties.
(2) Other than Inland Empire.

Geographic Location 12/31/24



Other States
0%
Other California
34%
Inland Empire (1)
21%
Southern California (2)
45%

(1) Comprised of Riverside and San Bernardino counties.
(2) Other than Inland Empire.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024	TOTAL
Loan Balance (In Thousands)	$27,347	$9,185	$6,451	$7,280	$17,155	$145,793	$201,304	$53,395	$64,156	$532,066
Weighted Avg. LTV (1)	43%	57%	60%	58%	59%	60%	68%	72%	63%	63%
Weighted Avg. Age (In Years)	17.08	7.59	6.57	5.55	4.38	3.47	2.48	1.71	0.32	3.40
Weighted Avg. FICO (2)	734	741	738	756	754	764	766	768	781	765
Number of Loans	153	17	17	13	27	204	298	66	76	871
Geographic Breakdown (%)										
Inland Empire (3)	31%	41%	42%	24%	20%	40%	27%	16%	10%	28%
Southern California (4)	50%	54%	44%	65%	37%	18%	33%	44%	36%	32%
Other California (5)	18%	5%	14%	11%	43%	42%	40%	40%	54%	40%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Multi-Family – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024	TOTAL
Loan Balance (In Thousands)	$76,873	$21,299	$25,516	$39,500	$59,421	$85,448	$74,938	$28,739	$21,990	$433,724
Weighted Avg. LTV (1)	39%	38%	47%	42%	47%	47%	45%	36%	41%	43%
W. Avg. Debt Coverage Ratio (2)	1.80x	1.74x	1.40x	1.65x	1.58x	1.77x	1.58x	1.83x	1.68x	1.68x
Weighted Avg. Age (In Years)	10.53	7.55	6.51	5.52	4.57	3.53	2.56	1.54	0.46	5.01
Weighted Avg. FICO (2)	754	753	749	760	760	760	761	758	755	758
Number of Loans	148	43	31	51	66	107	93	36	29	604
Geographic Breakdown (%)										
Inland Empire (3)	16%	19%	15%	11%	17%	14%	7%	0%	7%	12%
Southern California (4)	50%	63%	69%	74%	65%	49%	62%	57%	47%	58%
Other California (5)	34%	18%	16%	15%	18%	37%	31%	43%	46%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Commercial RE – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024	TOTAL (6) (7)
Loan Balance (In Thousands)	$12,099	$4,897	$3,935	$6,172	$5,377	$3,956	$23,027	$13,201	$5,320	$77,984
Weighted Avg. LTV (1)	36%	42%	43%	38%	32%	42%	37%	34%	30%	37%
W. Avg. Debt Coverage Ratio (2)	1.87x	1.44x	1.62x	1.40x	2.04x	1.89x	1.70x	1.78x	3.03x	1.82x
Weighted Avg. Age (In Years)	10.03	7.18	6.34	5.38	4.70	3.35	2.49	1.48	0.61	4.27
Weighted Avg. FICO (2)	752	790	757	767	728	767	774	776	767	767
Number of Loans	18	6	7	8	8	5	27	18	9	106
Geographic Breakdown (%)										
Inland Empire (3)	45%	1%	11%	29%	9%	25%	10%	9%	18%	17%
Southern California (4)	40%	75%	79%	44%	51%	39%	55%	59%	58%	54%
Other California (5)	15%	24%	10%	27%	40%	36%	35%	32%	24%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California
(6) Comprised of the following: $26.2 million in Office, $15.3 million in Mixed Use ($6.9 million in Office/Retail, $4.7 million in Multi-Family/Retail, $747 thousand in Multi-Family/Commercial, $676 thousand in Multi-Family/Office and $2.3 million in Other Mixed Use), $11.3 million in Warehouse, $10.0 million in Retail, $6.6 million in Medical/Dental Office, $6.8 million in Mobile Home Park, $1.2 million in Restaurant/Fast Food, $575 thousand in Automotive – Non-Gasoline
(7) Consisting of $67.1 million or 86.1% in investment properties and $10.9 million or 13.9% in owner occupied properties

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Bank Capital Ratios

Tier 1 Leverage Ratio



10.20%
10.00%
9.80%
9.60%
9.40%
9.20%
9.00%

	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24
Tier 1 Leverage Ratio	9.25%	9.48%	9.70%	10.02%	9.63%	9.81%

CET1 Ratio



20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24
CET1 Ratio	17.91%	18.20%	18.77%	19.29%	18.36%	18.60%

Tier 1 Risk-Based Capital Ratio



19.50%
19.00%
18.50%
18.00%
17.50%
17.00%

	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24
Tier 1 Risk-Based Capital Ratio	17.91%	18.20%	18.77%	19.29%	18.36%	18.60%

Total Risk-Based Capital Ratio



22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24
Total Risk-Based Capital Ratio	19.06%	19.24%	19.85%	20.38%	19.35%	19.67%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.52% Cash dividend yield (approximately)
- ✓ Purchased approximately 64,000 shares of common stock in the second quarter of fiscal 2025

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x
03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24
Price/TBV 0.74x 0.69x 0.71x 0.68x 0.71x 0.66x 0.75x 0.83x

Stock Repurchase Plan Activity



Q2FY25 63,556
Q1FY25 93,641
Q4FY24 48,476
Q3FY24 50,051
Q2FY24 62,710
Q1FY24 36,112
- 20,000 40,000 60,000 80,000 100,000
# of shares